UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 14, 2006


                               VERINT SYSTEMS INC.
               (Exact name of registrant as specified in charter)

         DELAWARE                      0-49790                   11-3200514
(State or Other Jurisdiction       (Commission File             (IRS Employer
     of Incorporation)                 Number)               Identification No.)

                330 SOUTH SERVICE ROAD, MELVILLE, NEW YORK 11747
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 962-9600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On July 14, 2006, Verint Systems Inc. (Nasdaq: VRNT) (the "Company" or "Verint") issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1, reporting that the Company acquired Mercom Systems, Inc., a privately-held provider of interaction recording and performance evaluation solutions for small-to-midsize enterprises with contacts centers, for $35 million in cash at closing and potential additional cash earn-out payments not to exceed $17.5 million over two years based on certain performance targets.

A copy of a press release relating to the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in this Item 8.01 by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished herewith:

99.1 Press release dated July 14, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              VERINT SYSTEMS INC.

                                              By:    /s/ Igal Nissim
                                                  ------------------------------
                                                  Name: Igal Nissim
                                                  Title: Chief Financial Officer



                                              Dated: July 18, 2006

                                  EXHIBIT INDEX


Exhibit No.                           Description
-----------                           -----------

   99.1                Press Release of Verint Systems Inc. dated July 14, 2006